Exhibit 10.129

ENTRE LES SOUSSIGNES :

•
BNP PARIBAS, Société Anonyme au capital de 1.849.296.660 Euros, dont le siège social est à PARIS (75009), 16, Boulevard des Italiens, immatriculée sous le n°662 042 449 - RCS de Paris - identifiant CE FR 76662042449, représentée par son/ses mandataires :

(Handwritten) Didier Sauvage Dominique AUGUSCIK

habilité(s) à cet effet, et ci-après dénommée dans le corps de l'acte sous le terme générique "la Banque" ou "BNP PARIBAS".

DE PREMIERE PART,

•
la Société INTER PARFUMS, Société Anonyme au capital de 32.239.086,00 Euros dont le siège social est à PARIS (75008), 4, Rond-point des Champs Elysées, immatriculée sous le n°350 219 382 - RCS de Paris, représentée par Monsieur Philippe BENACIN, en sa qualité de Président du Conseil d'Administration et Directeur Général et ci-après dénommée dans le corps de Pacte sous le terme générique "l'Emprunteur" à moins qu'elle ne soit nommément désignée.

DE SECONDE PART,

IL A ETE ARRETE ET CONVENU CE QUI SUIT :

Sur la demande de l'Emprunteur, la Banque lui consent un prêt à objet professionnel d'un montant de 18.000.000,00 euros (dix huit millions d'euros), ci-après dénommé le "Prêt" soumis aux CONDITIONS PARTICULIERES et GENERALES suivantes.

TITRE I - CONDITIONS PARTICULIERES

TITRE I - A/ CARACTERISTIQUES DU PRET

ARTICLE 1 - MONTANT ET DUREE DU PRET

Montant du Prêt : 18.000.000,00 euros (Dix Huit Millions d'Euros).

Durée du Prêt : 60 mois à compter de la date du déblocage des fonds (hors période d'utilisation : de la date de la signature des présentes au 10 janvier 2007).

ARTICLE 2 - OBJET DU PRET

Financement de l'acquisition de la licence VAN CLEEF & ARPELS suivant les indications et justificatifs communiqués préalablement a la Banque.

Exhibit 10.129

ARTICLE 3 - MODALITES DE REALISATION DU PRET

Sous réserve des dispositions de l'article "Conditions d'utilisation du Prêt" ci-après, la Banque réalisera le Prêt sur instructions écrites de l'Emprunteur, et en son acquit, au moyen d'un virement effectué par le débit d'un compte spécial ouvert sur les livres de la banque en faveur de : VAN CLEEF & ARPELS

La preuve de la réalisation du Prêt et de son remboursement résultera des écritures de la Banque.

Les dispositions qui précèdent, ainsi que celles ci-après prévues sous l'article "Conditions d'utilisation du Prêt", ne constituent que des obligations à la charge de l'Emprunteur auxquelles il pourra être dérogé si la Banque y consent sans qu'elle ne puisse encourir une responsabilité quelconque à l'égard de quiconque, et notamment de tout garant qui ne pourra en exciper pour se soustraire à son engagement.

ARTICLE 4 - CONDITIONS D'UTILISATION DU PRET

L'Emprunteur ne pourra exiger d'utilisation au titre du Prêt :

• Qu'après régularisation du présent acte par toutes les parties signataires ;

• Qu'après avoir remis à la demande de la Banque l'attestation signée par un mandataire social précisant les principales caractéristiques de l'acquisition (date de l'acquisition, date de paiement, bénéficiaire...). L'Emprunteur déclare à ce titre avoir communiqué ladite attestation préalablement à la signature des présentes.

ARTICLE 5 - FRAIS DE DOSSIER

5.000,00 Euros (hors taxes), exigibles et perçus (TTC) à la date de signature des présentes sur le compte ouvert au nom de l'Emprunteur sur les livres de la Banque.

TITRE I - B/ CONDITIONS FINANCIERES

ARTICLE 6 - INTERETS

Taux fixe: 4,10% l'an.

ARTICLE 7 - REMBOURSEMENT

Le Prêt sera remboursable en 20 versements trimestriels constants de 1.004.772,46 euros, comprenant chacun une part d'amortissement ainsi que l'intérêt calculé au taux fixe ci-dessus indiqué sur le montant restant dû après chaque échéance et décompté selon la méthode des nombres de 360 jours annuels et sur un mois de 30 jours.

Le premier remboursement interviendra un trimestre, jour pour jour à compter de la date de déblocage des fonds du Prêt, ce qui commandera la date des autres remboursements. Un tableau d'amortissement comprenant l'échéancier des remboursements sera communiqué par la Banque à l'Emprunteur, dessus indiqué sur le montant restant dû après chaque échéance et décompté selon la méthode des nombres de 360 jours annuels et sur un mois de 30 jours.

Exhibit 10.129

Le premier remboursement interviendra un trimestre, jour pour jour à compter de la date de déblocage des fonds du Prêt, ce qui commandera la date des autres remboursements. Un tableau d'amortissement comprenant l'échéancier des remboursements sera communiqué par la Banque à l'Emprunteur.

ARTICLE 8 - TAUX EFFECTIF GLOBAL (TEC)

Pour satisfaire aux dispositions des articles L-313.1 et suivants du Code de la Consommation, il est précisé à titre indicatif que, pour une utilisation unique du Prêt à la date des présentes, le Taux Effectif Global du Prêt calculé selon la méthode proportionnelle à partir d'un taux proportionnel trimestriel de 1,073 pour cent, s'élève à la date des présentes, à 4,30 pour cent l'an.

ARTICLE 9 - MOBILISATION

La Banque se réserve la faculté de mobiliser sa créance résultant du Prêt dans les conditions prévues aux articles L.313-36 à L.313-41 du Code Monétaire et Financier (anciennement articles 25 et suivants de l'ordonnance no67-838 du 28 septembre 1967).

ARTICLE 10 - MODALITES ET LIEU DE PAIEMENT

Le jour de l'échéance d'une somme devenue exigible, l'Emprunteur autorise la Banque à prélever sur le ou les comptes alors ouverts, sur ses livres au nom de l'Emprunteur le montant nécessaire au règlement des sommes devenues exigibles. Le présent Prêt est exclu de toute convention de compte courant. Tous les paiements à faire en vertu des présentes auront lieu au CENTRE D'AFFAIRES ELYSEES HAUSSMANN ENTREPRISES de la Banque dont l'adresse est à Paris 8ème, 73 Boulevard Haussmann.

TITRE II - CONDITIONS GENERALES

ARTICLE 11 - DECLARATIONS DE L'EMPRUNTEUR

A la date des présentes l'Emprunteur déclare et garantit :

•
Qu'il est une société régulièrement constituée, qu'il peut valablement conclure le présent contrat et remplir toutes les obligations qui en découlent pour lui, et notamment que sa signature, et s'il y a, la signature des actes de garanties, ont été dûment autorisées dans les formes légales et/ou statutaires requises ;

•
Que les engagements découlant des présentes, et le cas échéant des sûretés y afférentes, ne heurtent en aucune manière un quelconque engagement, une quelconque disposition contractuelle, réglementation ou autre qui lui est applicable ou qui pourrait le lier :

Exhibit 10.129

•
Que les documents financiers remis à la Banque pour les besoins des présentes sont exacts; qu'ils ont été établis selon les principes comptables généralement appliqués en France et qu'ils donnent une image fidèle de son actif, de son passif et de ses résultats pour chaque exercice ;

•
Que depuis la date de clôture de son dernier exercice, il n'est survenu aucun événement, notamment de nature juridique, financière ou commerciale susceptible d'avoir un effet défavorable important sur son activité, son patrimoine, sa situation économique ou sa rentabilité et qui n'ait été porté à la connaissance de la Banque préalablement à la conclusion des présentes ;

•
Qu'aucune instance, action, procès ou procédure administrative n'est en cours ou, à sa connaissance, n'est sur le point d'être engagée pour interdire ou empêcher la signature ou l'exécution des présentes ou qui pourrait avoir des conséquences défavorables significatives sur son activité, ses actifs ou sur sa situation financière ;

•	Que ses actifs sont valablement assurés pour une valeur au moins égale à leur valeur de reconstruction et/ou de remplacement auprès d'une Compagnie d'Assurances notoirement solvable ;

•	Qu'il n'existe pas de fait ou d'événement susceptible de constituer l'un quelconque des cas d'exigibilité anticipée ci-après convenus ;

•	Qu'il est à jour dans ses paiements vis-à-vis de ses salariés, des administrations fiscales, caisse de sécurité sociale et d'allocation familiale.

ARTICLE 12 - COMMUNICATIONS A FAIRE À LA BANQUE

Pendant toute la durée d'exécution des présentes, l'Emprunteur devra :

•
Remettre à la Banque, dès leur établissement et au plus tard dans un délai maximum de trois mois à compter de la date du Conseil d'Administration arrêtant les comptes, les copies certifiées conformes, par ses Commissaires aux Comptes, de ses bilans annuels, compte de résultats ainsi que de tous documents exigés par la loi ou la réglementation applicable, accompagnés des rapports des Commissaires aux Comptes :

•	Remettre à la Banque, au plus tard dans un délai de trois mois à compter de la clôture de chaque exercice, la copie de ses liasses fiscales certifiées conformes par son dirigeant ;

•
Informer la Banque dans un délai maximum de quinze (15) jours calendaires à compter de l'événement constitutif, de toutes transformations d'ordre juridique le concernant, ainsi que de tout événement susceptible de diminuer la valeur économique ou juridique des garanties qui ont pu ou pourront être conférées à la Banque, ou d'affecter de façon significative sa capacité à rembourser le Prêt ;

•
Informer la Banque de tous projets relatifs à une modification significative de son actionnariat se traduisant directement en une perte par Monsieur Jean MADAR et Monsieur Philippe BENACIN du contrôle de la société au sens des dispositions de l'article L.233-3 du Code de commerce ;

•	Informer immédiatement la Banque de tous faits, événements ou circonstances susceptibles de constituer l'un quelconque des cas ci-après mentionnés sous l'Article "Exigibilité Anticipée".

Exhibit 10.129

ARTICLE 13 - ENGAGEMENTS DE L'EMPRUNTEUR

Tant que l'Emprunteur sera susceptible d'être débiteur en vertu des présentes, il ne pourra à moins d'accord préalable et écrit de la Banque :

•	Aliéner, hypothéquer, remettre en antichrèse, donner à bail, apporter tout ou partie de son patrimoine immobilier à un tiers ;

•
Aliéner, remettre en nantissement, donner en gérance tout fonds de commerce et le matériel en dépendant, cette interdiction implique en ce qui concerne le matériel nouveau susceptible de dépendre du fonds, celle de le remettre en nantissement dans les termes des Articles L-525.1 et suivants du Nouveau Code de Commerce ;

•	Contracter des dettes dont les charges éventuelles cumulées avec ses emprunts actuels risquent d'excéder ses facultés de remboursement ;

•
Faire quoi que ce soit qui puisse altérer la valeur de tous biens remis en gage, s'il y en a, changer leur nature ou leur destination ou les donner en location. Toutefois, en cas d'autorisation de location donnée par la Banque, l'Emprunteur s'interdit de consentir aucune quittance ou cession de loyers non échus, à moins qu'il ne s'agisse de loyers payés d'avance, selon l'usage, par imputation sur les trois ou six derniers mois de jouissance ;

•	A respecter les ratios financiers tel que définit dans l'article « ratios financiers » ; le tout à peine de se voir appliquer les dispositions de l'Article "Exigibilité Anticipée".

ARTICLE 14- ENGAGEMENTS COMPLEMENTAIRES DE L'EMPRUNTEUR

De même, pendant toute la durée d'exécution des présentes, l'Emprunteur s'engage à informer au préalable la Banque de toute cession, partielle ou totale de ses actifs pour un montant supérieur à 20.000.000,00 d'euros (vingt millions d'euros), sauf dans le cadre de sa gestion courante habituelle et à l'exclusion des opérations conclues avec des sociétés qui se trouvent sous son contrôle, au sens de l'article L.233-3 du Code de Commerce (ancien article 355-1 de la loi du 24 juillet 1966).

ARTICLE 15 - RATIOS FINANCIERS

A chaque date de publication de ses comptes annuels intervenant pendant la durée du Crédit (Global), l'Emprunteur s'engage et garantit :

•	Que le rapport de son Endettement Financier Consolidé sur la Situation Nette de l'Ensemble Consolidé demeurera inférieur ou égal à 1 ;

•	Que le rapport de son Endettement Financier Consolidé sur sa Capacité d'Autofinancement Consolidée demeurera inférieur ou égal à 3.

Définitions des termes :

•
"Capacité d'Autofinancement" : désigne la somme des postes suivants : RESULTAT (ligne HN du compte de résultat de l'exercice) + PROVISIONS REGLEMENTEES (TS - TT tableau 7 de la liasse fiscale) + DOTATION AUX AMORTISSEMENTS (ligne GA du compte de résultat de l'exercice) + 70% des loyers de CREDIT-BAIL payés dans l'exercice (ligne HP + HQ du compte de résultat) ;

Exhibit 10.129

•
"Endettement Financier (Consolidé)" : sera égal à la somme des avances remboursables, des emprunts et dettes diverses et majoré des engagements donnés hors bilan relatifs aux crédits-baux et cautions délivrées tels qu'ils sont comptablement définis dans le bilan (consolidé) certifié du Client de l'exercice clos le 31/12/2005 ;

•
"Situation Nette de l'Ensemble (Consolidé)" : correspond à la somme du capital du Client, des primes (d'émission, de fusion ou d'apport), des réserves (légales, statutaires, réglementées, conventionnelles ou autres), des écarts de conversion, intérêts des minoritaires et du résultat de l'exercice, tels qu'ils sont comptablement définis dans le bilan (consolidé) certifié du Client de l'exercice clos le 31/12/2005;

Principes Comptables

Les comptes annuels de l'Emprunteur sont et seront préparés selon les principes comptables généralement admis en France et, sous réserve de toute indication contraire y figurant, selon un principe de permanence des méthodes de présentation et d'évaluation.

L'Emprunteur informera la Banque de toute modification dans les principes comptables retenus pour l'établissement de ses comptes.

ARTICLE 16 - CLAUSE "PARI-PASSU"

L'Emprunteur s'engage :

•
A ne consentir aucune sûreté, garantie ou charge à un tiers sur une immobilisation, au sens du plan comptable, sans en faire bénéficier la Banque pari passu au même rang. Toutefois, la présente clause ne s'appliquera pas aux garanties ou sûretés que consentirait l'Emprunteur en couverture du financement de l'acquisition d'une immobilisation dès lors qu'elles porteront exclusivement sur l'actif en question et garantiront uniquement le financement de cet actif ;

•
A informer immédiatement et par écrit la Banque, de tous engagements "de faire" ou "de ne pas faire", souscrits ou devant être souscrits auprès de tout Établissement de Crédit et dont l'inexécution ou la violation aurait pour conséquence d'entraîner la déchéance du terme ou l'exigibilité anticipée de l'obligation au titre de laquelle cet engagement aurait été souscrit, et, à faire bénéficier la Banque, dans le cas où un tel engagement aurait été souscrit, soit du même engagement (qui n'aurait pas déjà été recueilli aux présentes), soit de droits ou avantages équivalents satisfaisants pour elle ;

•
A informer immédiatement et par écrit la Banque, de la mise en oeuvre par tout créancier, notamment Établissement Financier ou de Crédit, de toute déchéance du terme ou de tous cas d'exigibilité anticipée relatif à tout prêt, crédit, ou autre concours financier, accordé au Client dés lors que cette action aurait pour conséquence la remise en cause des engagements de l'Emprunteur au titre des présentes.

ARTICLE 17 - REMBOURSEMENT ANTICIPE

L'Emprunteur pourra, à tout moment, procéder au remboursement anticipé du présent Prêt en tout ou partie, un remboursement anticipé partiel devra être au moins égal a dix pour cent du montant initial du prêt à moins qu'il ne s'agisse de son solde, et sous réserve d'un préavis d'un mois notifié par lettre recommandée avec accusé de réception a l'Agence de la Banque ou est comptabilisé le présent Prêt.

Exhibit 10.129

II sera alors perçu par la Banque une somme payable le jour de la prise d'effet du remboursement anticipé, correspondant a la différence entre :

•
D'une part, la valeur actuelle, calculée au taux de réemploi défini ci-après, du montant des échéances de remboursement (capital et intérêts) qu'aurait produit le capital remboursé par anticipation sur la base du taux nominal fixe initial sur la période restant à courir ;

•	Et, d'autre part, le montant du capital remboursé par anticipation.

D'un commun accord, cette somme sera déterminée en fonction de la formule de calcul et de la définition du taux de réemploi qui figurent en Annexe I.

Un montant minimum de perception est fixé à 350.55 euros : ce montant minimum sera notamment appliqué de fait si la valeur actuelle définie ci-dessus est inférieure au montant du capital remboursé par anticipation.

Tout remboursement anticipé aura un caractère définitif et ne pourra donner lieu à de nouvelles utilisations. En outre, tout remboursement anticipé partiel s'imputera sur les échéances les plus éloignées.

ARTICLE 18 - EXIGIBILITE ANTICIPEE

La totalité des sommes dues en principal, intérêts, frais et accessoires, au titre des présentes, deviendra immédiatement exigible et aucune autre utilisation ne pourra être réclamée à la Banque en cas de liquidation judiciaire, cessation d'exploitation ou cessation d'activité de l'Emprunteur, ainsi que dans tous les cas de déchéance du terme prévus par la loi.

De même, aucune utilisation ne pourra être réclamée à la Banque et/ou la Banque pourra rendre le Prêt exigible par anticipation quinze jours après une notification faite à l'Emprunteur par lettre recommandée avec accusé de réception, sans qu'il soit besoin d'aucune formalité judiciaire dans l'un quelconque des cas suivants :

•	En cas de non-paiement à bonne date d'une somme quelconque devenue exigible ;

•	En cas de comportement gravement répréhensible de l'Emprunteur, comme au cas où sa situation s'avérerait irrémédiablement compromise au sens de l'article L.313-12 du Code Monétaire et Financier;

•
Au cas où l'une quelconque des déclarations faites par l'Emprunteur aux termes des présentes ou dans toute attestation écrite faite par un mandataire de l'Emprunteur pour les besoins des présentes, se révèle avoir été inexacte au moment où elle a été faite ou réitérée, ou cesse d'être exacte sur un point important, dès lors que cette déclaration avait constitué au moment de la conclusion des présentes un élément déterminant sans lequel la Banque n'aurait pas consenti le Prêt ;

•	En cas de fusion, scission, liquidation amiable ou dissolution de l'Emprunteur ;

•	En cas de cession de l'entreprise de l'Emprunteur dans le cadre d'une procédure amiable ou collective ;

Exhibit 10.129

•
En cas de modification de la forme juridique de l'Emprunteur ou de son objet social, ou de transfert de son siège social hors de France métropolitaine, si cette transformation entraîne une diminution substantielle de la responsabilité de ses dirigeants ;

•
Au cas où les intérêts et commissions du Prêt deviendraient passibles d'un impôt ou d'une taxe quelconque auquel ils ne sont pas actuellement assujettis, à moins que l'Emprunteur n'acquitte cette charge fiscale, de telle sorte que la Banque n'ait rien à supporter de ce chef ;

•
A défaut de paiement par l'Emprunteur d'une somme importante et non contestée par lui, et notamment ses contributions, taxes, cotisations sociales et autres et qui serait susceptible d'engendrer des conséquences manifestement dommageables sur le bon remboursement du Prêt ;

•
En cas de modification substantielle de la nature, la capacité ou du patrimoine de l'Emprunteur, ainsi que sa structure juridique, financière, industrielle ou commerciale, si cette modification est susceptible d'affecter sérieusement sa capacité à rembourser le Prêt;

•
En cas de non-respect, fausse déclaration ou inexécution par l'Emprunteur d'une quelconque obligation lui incombant tant aux termes du présent acte, que de tout acte de garantie ou de tout avenant, qui en seraient la suite ou conséquence, comme aussi en cas d'inexécution par l'Emprunteur de tous engagements pouvant avoir une conséquence sur la validité juridique ou sur la valeur économique de toute sûreté ou garantie constituée tant au termes des présentes que par acte séparé.

Les sommes ainsi devenues exigibles ainsi que toute somme non payée à son échéance normale ou anticipée et tous frais et débours qui seraient avancés par la Banque à l'occasion du présent Prêt seront tous productifs d'intérêts calculés au taux du Prêt alors applicable majoré de 3 pour cent l'an.

Cette stipulation ne pourra nuire à l'exigibilité survenue et, par suite, valoir accord de délai de règlement. Les intérêts seront capitalisés, s'ils sont dus, pour une année entière, conformément à l'article 1154 du Code Civil.

ARTICLE 19 - COMMUNICATIONS

Toute notification, communication ou demande devant être faite en exécution des présentes devront être faites par courrier.

Dans certaines circonstances, et sur demande expresse de l'Emprunteur, la Banque pourra accepter des communications ou demandes faites par téléphone, télex ou télécopie à condition qu'elles soient confirmées par courrier.

Toute communication ou demande devant être faite et tout document devant être délivré par l'une des parties à l'autre en exécution des présentes, sera faite et délivrée :

•	S'il s'agit de l'Emprunteur à : Société INTER PARFUMS

Adresse : 4, Rond-point des Champs Elysées Paris 8ème
Attention : Responsable du Département Finances & Juridique
Téléphone : 01.53.77.00.00
Télécopie/Fax : 01.40.74.08.42

•	S'il s'agit de la Banque à : BNP PARIBAS

Agence : CENTRE D'AFFAIRES ELYSEES HAUSSMANN
Adresse : 73, Boulevard Haussmann Paris 8ème
Attention : Chargé d'Affaires
Téléphone : 01.44.57.02.83
Télécopie/Fax : 01.44.94.73.09

Exhibit 10.129

ARTICLE 20 - CONFIDENTIALITE

La Banque et l'Emprunteur s'engagent à ce que l'ensemble des documents échangés avant ou après la conclusion des présentes, ainsi que l'ensemble des informations dont ils pourraient avoir connaissance ou accès à l'occasion de la préparation ou de l'exécution du Prêt, soient traités comme strictement confidentiels. La Banque et l'Emprunteur s'engagent à veiller au respect de cet engagement par l'ensemble de leur personnel.

N'est pas considérée comme confidentielle toute information au sujet de laquelle l'une des parties est en mesure de prouver qu'elle est librement disponible pour avoir fait l'objet d'une divulgation publique préalable sans qu'il y ait violation du présent Contrat, ou bien qu'elle était connue avant l'entrée en vigueur du présent Contrat, ou encore qu'elle a été reçue d'un tiers de manière licite sans restriction ni violation du présent Contrat.

Les engagements de confidentialités stipulés au présent article demeureront en vigueur après le remboursement du Prêt et jusqu'au jour où les informations tomberont dans le domaine public ou seront communiquées par un tiers sans faute de la part de celui-ci.

ARTICLE 21 - FRAIS ET DROITS DIVERS A LA CHARGE DE L'EMPRUNTEUR

L'Emprunteur supportera tous frais, droits, taxes (droits d'enregistrement ... ) et honoraires relatifs au présent acte ainsi qu'a la constitution des garanties, s'il y a, et à leur renouvellement, et à l'information annuelle des cautions, s'il y a, et d'une manière générale, de tous ceux qui seraient afférents au présent acte ou qui en seraient la suite ou la conséquence, y compris toutes avances pour frais de conservation des garanties constituées, ainsi que les rémunérations et frais susceptibles d'être dus au titre des modifications qui seraient apportées aux présentes.

En outre, tous droits ou taxes quelconques, présents et à venir, sur les intérêts ou le principal des sommes qui pourront être dues par l'Emprunteur, seront à sa charge y compris ceux dont la Banque serait légalement débitrice.

ARTICLE 22 - IMPUTATION DES PAIEMENTS

De convention expresse, il est convenu et accepté par l'Emprunteur que tout paiement partiel sera imputé en priorité sur les frais et accessoires, puis sur les indemnités, puis sur les intérêts de retard, puis les commissions, puis sur les intérêts conventionnels, enfin sur le principal.

ARTICLE 23 - GARANTIES - NOVATION

Les garanties consenties ne préjudicient en aucune manière aux droits et actions de la Banque et elles n'affectent et ne pourront affecter en aucune manière la nature et l'étendue de tous engagements et de toutes garanties réelles ou personnelles qui ont été ou pourront être fournies ou contractées soit par l'Emprunteur, soit par tous tiers, mais elles s'y ajoutent.

Exhibit 10.129

ARTICLE 24 - CESSION - TRANSFERT DES DROITS

L'Emprunteur ne pourra céder ou transférer aucun droit ou obligation résultant des présentes sans l'accord préalable et écrit de la Banque.

ARTICLE 25 - EXERCICE DES DROITS - RENONCIATION

Tous les droits conférés à la Banque ou à l'Emprunteur, par les présentes ou par tout autre document délivré en exécution ou à l'occasion des présentes, comme les droits découlant de la loi, seront cumulatifs et pourront être exercés à tout moment.

Le fait pour la Banque ou pour l'Emprunteur, de ne pas exercer un droit, ou le retard à l'exercer, ne pourra jamais être considéré comme une renonciation à ce droit, et l'exercice d'un seul droit ou son exercice partiel n'empêchera pas la Banque ou l'Emprunteur de l'exercer à nouveau ou dans l'avenir ou d'exercer tout autre droit.

ARTICLE 26 - INFORMATIQUE ET LIBERTES - AUTORISATION DE COMMUNICATION D'INFORMATIONS

Les informations nominatives recueillies dans le présent acte seront utilisées pour les nécessités de la gestion interne ou pour satisfaire aux obligations légales et réglementaires. Elles pourront donner lieu à l'exercice du droit d'accès et de rectification dans les conditions de la loi no78-17 du 6 janvier 1978 relative à l'Informatique, aux Fichiers et aux Libertés, par courrier adressé à BNP PARIBAS, CFFRCA 1, 75540 Paris Cedex 09. Le responsable du traitement est BNP PARIBAS.

L'Emprunteur ainsi que la Caution, s'il y a, autorisent expressément la Banque, pendant la durée des présentes, à communiquer les informations les concernant :

•
Aux sous-traitants qui exécuteraient pour le compte de la Banque certaines tâches matérielles et techniques afférentes aux présentes (la liste des sous-traitants est disponible à l'adresse ci-dessus) ;

•
Aux sociétés de caution mutuelle ou organismes de garantie financière ou aux sociétés de recouvrement chargées d'effectuer pour le compte de la Banque au recouvrement de la créance objet des présentes (les listes des sociétés de caution mutuelle ou organismes de garantie financière ou sociétés de recouvrement sont disponibles à l'adresse ci-dessus) ;

•
A tout établissement de crédit sous-participant ainsi qu'aux organismes de refinancement qui interviendraient dans cette opération, ainsi qu'à leurs mandataires directs auxquels ces organismes seraient susceptibles d'avoir recours notamment pour le suivi et l'encaissement de la créance objet des présentes.

Enfin, toute déclaration fausse ou irrégulière pourra faire l'objet d'un traitement spécifique destine a prévenir la fraude.

Exhibit 10.129

ARTICLE 27 - ANNEXE(S)

Aux présentes est/sont annexé(s) le(s) document(s) suivant(s) qui fait/font partie intégrante du présent contrat de prêt:

ANNEXE I - Formule de détermination de l'indemnité due à la Banque en cas de remboursement anticipé du Prêt.

ARTICLE 28 - ELECTION DE DOMICILE

Pour l'exécution des présentes et de leurs suites, domicile est élu :

•	Pour la Banque en son CENTRE D'AFFAIRES ELYSEES HAUSSMANN ENTREPRISES, dont l'adresse est à PARIS 8ème, 73 Boulevard Haussmann ;

•	Pour l'Emprunteur en son siège social sus-indiqué.

Il est expressément fait attribution de compétence aux Tribunaux du ressort de l'Agence de la Banque mentionnée en tête des présentes et à défaut de précision aux tribunaux de PARIS, pour toutes les instances et procédures et ce, même en cas de pluralité d'instances ou de parties, ou même d'appel en garantie.

Fait et passé à (- Lieu de signature de l'acte (Ville) PARIS -), le 03 12 06 en deux exemplaires.

Le présent contrat est établi sur 12 pages
Approuvé :
Mots rayés nuls : ____________
Lignes rayées nulles : ____________
Renvois : ____________
Mots rajoutés : ____________
Initiales :

Signatures

BNP PARIBAS  Dominique AUGUSCIK EMPRUNTEUR  Didier Sauvage

Signature(s) vérifiée(s) par __________

Exhibit 10.129

ANNEXE I

La formule d'indemnité de remboursement anticipé est calculée comme suit dans tous les cas où le remboursement anticipé intervient à une date d'échéance:

Somme (CFp / (1+ TR)Dp) - RA

(p = 1 à n)

Si le remboursement n'intervient pas à une date d'échéance, le résultat ci-dessus sera minoré du montant des intérêts courus entre la dernière date d'échéance et la date du remboursement anticipé.

n = nombre de périodes correspondant à des paiements de flux entre la date de remboursement anticipée et la date d'échéance contractuelle du prêt.

CFp = flux de capitaux et d'intérêts résiduels, initialement prévus dans le plan d'amortissement du prêt, associés au remboursement anticipé, a la période p.

Dp = durée écoulée entre la date du remboursement anticipé et la date de paiement du flux CFp.

RA = capital restant dû à la date de remboursement anticipé s'il s'agit d'un remboursement anticipé total, ou montant remboursé par anticipation s'il s'agit d'un remboursement anticipé partiel.

TR: taux de réemploi = taux de rendement actuariel du titre d'État dont la durée est la plus proche et inférieure à la durée de vie moyenne résiduelle du prêt.

On entend par titre d'État, le BTAN pour les durées de vie moyenne résiduelles inférieures à 5 ans, et l'OAT pour celles supérieures ou égales à 5 ans.

Le taux est celui établi par la Caisse des Dépôts et Consignation (pages REUTER : CDCOAT1, CDCOAT2, CDCBTAN, ou toute autre page qui y serait substituée). La valeur du taux sera celle connue le deuxième jour ouvré précédent la date effective du remboursement anticipé.

La durée de vie résiduelle moyenne correspond à la somme des flux de capitaux résiduels associés au remboursement anticipé, pondérés par la durée écoulée entre la date de remboursement anticipé et la date de paiement de chaque flux, divisée par le montant dudit remboursement anticipé:

Somme (Kp x Dp) / RA (p = 1 à n)

Kp: flux de capitaux résiduels initialement prévus dans le plan d'amortissement du prêt, correspondant au montant remboursé par anticipation, à la période p.

Exhibit 10.129

BNP PARIBAS	07 FEV 2007

PLAN DE REMBOURSEMENT

AGENCE : ELYSEE HAUSSMANN ENTREPRISES
73 BOULEVARD HAUSSMANN

00819
75008 PARIS	INTER PARFUMS

Tel :08 25 33 43 35
Fax: 01 44 94 73 09

4 ROND POINT DES CHAMPS ELYSEES 75008 PARIS
75008 PARIS

Domiciliation
ELYSEE HAUSSMANN ENTREPRISES (00819)
COMPTE 30004 00819 00060737432

Le 11 Janvier 2007

Objet : Plan prévisionnel

CARACTERISTIQUES DU PRÊT

CREDIT D'EQUIPEMENT		MONTANT DU PRÊT	18 000 000,00	EUR	AMORTISSEMENT TRIMESTRIEL

TAUX NOMINAL ACTUEL	4.100%	CREANCE DUE	16 000 000, 00	EUR	A TERME ECHU

NATURE DU TAUX	TAUX FIXE	EQUIVALENT EN FRANCS (1)	118 072 260,00	FRF
		DUREE RESTANTE 60 MOIS	5

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/04/2007	999 988,32	184 500,00	0,00	815 488,32	0,00	17 164 511,68	17 184 511,68
08/07/2007	999 988,32	176 141,24	0,00	823 847,08	0,00	16 360 664,50	16 360 664,60
08/10/2007	999 988,32	167 696,81	0,00	832 291,51	0,00	15 528 373,09	15 528 373,09

CHARGES FINANCIERES ANNUELLES EN EUROS	528 338,06
EQUIVALENT EN FRANCS (1)	3 465 670,42

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2008	999 988,32	159 165,82	0,00	840 822,50	0,00	14 687 550,59	14 687 550,59
08/04/2008	999 988,32	150 547,39	0,00	849 440,03	0,00	13 838 109,66	13 836 109,66
08/07/2008	999 988,32	141 840,62	0,00	858 147,70	0,00	129 979 901,96	12 979 961,96

(1) A titre indicatif, sur la base de 6.55957 francs pour 1 euro

BNP PARIBAS - S.A. au capital de 1 860 934 954 euros - Siége social: 16, boulevard des Italiens, 75009 Paris
Immatriculée sous le no 662 042 449 RCS Paris- Identifiant C.E. FR76662042449 3615 BNP PARIBAS www.bnpparibas.com

Exhibit 10.129

BNP PARIBAS

PLAN DE REMBOURSEMENT

AGENCE : ELYSEE HAUSSMANN ENTREPRISES

Domiciliation ELYSEE HAUSSMANN ENTREPRISES (00819) COMPTE 30004 00819 00060737432	INTER PARFUMS

Le 11 Janvier 2007

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/10/2008	999 988,32	133 044,61	0,00	886 943,71	000	12 113 018,25	12 113 018,25

CHARGES FINANCIERES ANNUELLES EN EUROS	584 598,44
EQUIVALENT EN FRANCS (1)	3 834 714,39

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2009	999 988,32	124 158,44	0,00	875 829,88	0,00	11 237 188,37	11 237 188,37
08/04/2009	999 988,32	115 181,18	0,00	864 007,14	0,00	10 352 381,23	10 352 381,23
08/07/2009	999 988,32	106 111,91	0,00	893 876,41	0,00	9 458 504,82	9 458 504,82
08/10/2009	999 988,32	96 949,67	0,00	903 038,65	0,00	8 555 466,17	8 555 466,17

CHARGES FINANCIERES ANNUELLES EN EUROS	442 401,20
EQUIVALENT EN FRANCS (1)	2 901 961,64

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2010	999 988,32	87 693,53	0,00	912 294,79	0,00	7 643 171,38	7 643 171,38
08/04/2010	999 988,32	78 342,51	0,00	921 645,81	0,00	6 721 525,57	6 721 525,57
08/07/2010	999 988,32	68 895,64	0,00	931 092, 68	0,00	5 790 432,89	5 790 432,89
08/10/2010	999 988,32	59 351,94	0,00	940 636,38	0,00	4 849 796,51	4 849 796,51

CHARGES FINANCIERES ANNUELLES EN EUROS	284 283,62
EQUIVALENT EN FRANCS (1)	1 930 374,01

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2011	999 988,32	49 710,41	0,00	950 277,91	0,00	3 899 518,60	3 899 518,60

(1) A titre indicatif, sur la base de 6.55957 francs pour 1 euro

BNP PARIBAS - S.A. au capital de 1 860 934 954 euros - Siége social: 16, boulevard des Italiens, 75009 Paris
Immatriculée sous le no 662 042 449 RCS Paris- Identifiant C.E. FR76662042449 3615 BNP PARIBAS www.bnpparibas.com

Exhibit 10.129

BNP PARIBAS

PLAN DE REMBOURSEMENT

AGENCE : ELYSEE HAUSSMANN ENTREPRISES

Domiciliation ELYSEE HAUSSMANN ENTREPRISES (00819) COMPTE 30004 00819 00060737432	INTER PARFUMS

Le 11 Janvier 2007

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2011	999 988,32	39 970,07	0,00	960 018,25	0,00	2 939 500,35	2 939 500,35
08/04/2011	999 988,32	30 129,88	0,00	969 858,44	0,00	1 969 641,91	1 969 641,91
08/07/2011	999 988,32	20 188,83	0,00	979 799,49	0,00	989 842,42	989 842,42

CHARGES FINANCIERES ANNUELLES EN EUROS	139 999,19
EQUIVALENT EN FRANCS (1)	918 334,49

DATE	MONTANT PRELEVEMENT	INTERETS	ASSURANCE	CREANCE AMORTIE	CHARGES REPORTEES	CAPITAL RESTANT DU	CREANCE DE LA BANQUE
08/01/2012	999 988,32	10 145,90	0,00	989 842,42	0,00	0,00	0,00

CHARGES FINANCIERES ANNUELLES EN EUROS	10 145,90
EQUIVALENT EN FRANCS (1)	66 552,74

(1) A titre indicatif, sur la base de 6.55957 francs pour 1 euro

BNP PARIBAS - S.A. au capital de 1 860 934 954 euros - Siége social: 16, boulevard des Italiens, 75009 Paris
Immatriculée sous le no 662 042 449 RCS Paris- Identifiant C.E. FR76662042449 3615 BNP PARIBAS www.bnpparibas.com